Exhibit 10.2

REVOLVING CREDIT MASTER

PROMISSORY NOTE

$10,000,000.00	Princeton, New Jersey

January 23, 2019

FOR VALUE RECEIVED, the undersigned AMERI100 ARIZONA LLC, an Arizona limited liability company, AMERI100 GEORGIA INC., a Georgia corporation, AMERI100 CALIFORNIA INC., a Delaware corporation, and AMERI AND PARTNERS INC, a Delaware corporation (individually and collectively, "Borrower"), jointly and severally, promise to pay to the order of NORTH MILL CAPITAL LLC, a Delaware limited liability company ("Lender"), at 821 Alexander Road, Suite 130, Princeton, New Jersey  08540, or such other address as Lender may notify Borrower, such sum up to Ten Million and 00/100 ($10,000,000.00) Dollars, together with interest as hereinafter provided, as may be outstanding on Advances by Lender to Borrower under Section 2.1 of the Loan and Security Agreement dated as of even date hereof, by and between Lender and Borrower (as amended, modified, supplemented, substituted, extended or renewed from time to time, the "Loan Agreement").  Capitalized terms not otherwise defined herein have the meanings set forth in the Loan Agreement.  The Loan Agreement is incorporated herein as though fully set forth, and Borrower acknowledges its reading and execution thereof.  The principal amount owing hereunder shall be paid to Lender on the Termination Date, which is currently January 23, 2019, or as may otherwise be provided for in the Loan Agreement.

On the first day of each calendar month hereafter, Borrower shall pay to Lender accrued interest, computed on the basis of a 360 day year for the actual number of days elapsed, on the Daily Balance, at the per annum rate of one and three-quarters (1.75%) percentage points above the Prime Rate in effect from time to time, but not less than seven and one-quarter percent (7.25%) per annum.  If there is a change in the Prime Rate, the rate of interest on the Daily Balance shall be changed accordingly as of the date of the change in the Prime Rate, without notice to Borrower.

To secure the payment of this Note and the Obligations, Borrower has granted to Lender a continuing security interest in and lien on the Collateral.

In addition to all remedies provided by law upon default on payment of this Note, or upon the existence of an Event of Default, and to the extent permitted by the Loan Agreement, Lender may, at its option:

(1)          declare this Note and the Obligations immediately due and payable;

(2)          collect interest on this Note at the Default Rate set forth in the Loan Agreement from the date of such Event of Default, and if this Note is referred to an attorney for collection, collect reasonable attorneys' fees; and

(3)          exercise any and all remedies provided for in the Loan Agreement.

BORROWER WAIVES PRESENTMENT FOR PAYMENT, PROTEST AND NOTICE OF PROTEST FOR NON-PAYMENT OF THIS NOTE AND TRIAL BY JURY IN ANY ACTION UNDER OR RELATING TO THIS NOTE AND THE ADVANCES EVIDENCED HEREBY.  THIS NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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Ameri100 - Revolving Credit Master Promissory Note – EXECUTION VERSION	- 1 -

AMERI100 ARIZONA LLC

By:	/s/Brent Vernon Kelton
	Name:	Brent Vernon Kelton
	Title:	Chief Executive Officer

AMERI100 CALIFORNIA INC.

By:	/s/Brent Vernon Kelton
	Name:	Brent Vernon Kelton
	Title:	Chief Executive Officer

AMERI100 GEORGIA INC.

By:	/s/Brent Vernon Kelton
	Name:	Brent Vernon Kelton
	Title:	Chief Executive Officer

AMERI AND PARTNERS INC

By:	/s/Brent Vernon Kelton
	Name:	Brent Vernon Kelton
	Title:	Chief Executive Officer

Ameri100 - Revolving Credit Master Promissory Note – EXECUTION VERSION	- 2 -